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                                  EXHIBIT 10.1

                               AMERICASBANK CORP.
                          STOCK OPTION PLAN, AS AMENDED

         AmericasBank Corp. (the "Corporation") sets forth herein the terms of this Stock Option Plan (the "Plan") as follows:

1.       PURPOSE.

         The Plan is intended to advance the interests of the Corporation by providing eligible individuals (as designated pursuant to Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries, and will encourage such eligible individuals to remain in the employ of the Corporation or that of one or more of its subsidiaries. Each stock option granted under the Plan (an "Option") is intended to be an "incentive stock option" ("Incentive Stock Option") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the corresponding provision of any subsequently enacted tax statute (the "Code"), except (i) to the extent that any such Option would exceed limitations set forth in Section 7 below; and (ii) for Options specifically designated at the time of grant as not being Incentive Stock Options; and (iii) for Options granted to non-employee directors of the Company or a subsidiary of the Company (a "Subsidiary").

2.       ADMINISTRATION.

         (a) COMMITTEE. The Board of Directors of the Corporation (the "Board") shall appoint a compensation committee (the "Committee") to the extent permitted by the By-Laws of the Corporation and applicable law and such Committee shall be composed solely of two or more Non-Employee Directors as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or shall otherwise be constituted in accordance with Rules promulgated under
Section 16 of said Act from time to time. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Corporation's Articles of Incorporation and By-Laws, and with applicable law. The majority vote of the Committee, or acts reduced to or approval in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

         (b) ADMINISTRATION. The Plan shall be administered by the Committee which shall have full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in Section 8 below) entered into hereunder and all such actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. Unless otherwise expressly determined or overruled by the Board, the interpretation and construction by the Committee of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive. The Committee may make different determinations for different Plan participants regarding the Plan, Options or Option Agreement. The Committee shall cause a copy of this Plan to be delivered to each participant in the Plan.

         (c) NO LIABILITY. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

         (d) DELEGATION TO THE COMMITTEE. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 2(a) above.

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3.       STOCK.

         The stock that may be issued pursuant to Options granted under the Plan shall be shares of Common Stock, par value $.01 per share, of the Corporation (the "Stock"), which shares may be authorized but unissued shares or shares that may be purchased by the Corporation in the open market or in private transactions. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 74,400 shares, which number of shares is subject to adjustment as hereinafter provided in
Section 17 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan. Shares withheld or surrendered for the payment of taxes or shares surrendered in payment of the exercise price of an Option may not be again available for awards under the Plan.

4.       ELIGIBILITY.

         (a) EMPLOYEES. Options may be granted under the Plan to any full-time employee of the Corporation or any Subsidiary (including any such employee who is an officer or director of the Corporation or any Subsidiary) as the Committee shall determine and designate from time to time prior to expiration or termination of the Plan. For this purpose, a full-time employee is one who is customarily employed at least 20 hours per week.

         (b) NON-EMPLOYEE DIRECTORS OF THE CORPORATION. Each non-employee director of the Corporation serving on the effective date of the Plan, as set forth in Section 5 hereof, shall be granted an option on the effective date to purchase 20 shares of the Stock for each Board of Directors meeting and Capital Committee meeting attended by such person from August 1, 1996 through and including the effective date, and 20 shares of the Stock for each other Board committee meeting attended by such person from January 1, 1998 through and including the effective date. Thereafter, until March 26, 1999, each non-employee director of the Corporation shall be granted an option as of the date of his or her attendance at a meeting of the Board of Directors of the Corporation or of a Board committee to purchase 20 shares of the Stock.

         Each non-employee director of the Company or any Subsidiary who is serving as such on the effective date of the amendments to the Plan, as set forth in Section 5 hereof, shall be granted options on such date to purchase 20 shares of Common Stock for each meeting of the Board of Directors of the Company or committee thereof or meeting of a committee of the Board of Directors of a Subsidiary, attended by such person from March 27, 1999 through and including the effective date of the amendments to the Plan. Thereafter, each non-employee director of the Company or any Subsidiary shall be granted an option to purchase 20 shares of Common Stock as of the date of his or her attendance at a meeting of the Board of Directors of the Company or a committee thereof, or a meeting of a committee of the Board of Directors of a Subsidiary.

         Each Option granted to a non-employee directors shall be granted at an Option Price equal to the greater of par value or 100 percent of the fair market value of a share of Stock on the date of grant, which value shall be determined as set forth in Section 9 hereof. The Board of Directors may from time to time grant to non-employee directors such other options as the Board of Directors shall determine to be reasonable, all of which options shall be granted at an Option Price equal to the greater of par value or 100 percent of the fair market value of a share of Stock on the date of grant, which value shall be determined as set forth in Section 9 hereof.

5.       EFFECTIVE DATE AND TERM OF THE PLAN.

         (a) EFFECTIVE DATE. The Plan shall be effective as of June 1,1998 (the "Effective Date"), subject to approval by the Board and the approval by holders of a majority of the shares of the Stock voted. If the stockholders do not approve the Plan within 12 months after the Board approves the Plan, then the Plan and any grants of Options hereunder shall be void.

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         The effective date of the amendments to the Plan shall be May 27, 1999, subject to approval by the holders of a majority of the shares of the Stock voted. If the stockholders do not approve the amendments to the Plan within 12 months after the Board approves the amendments to the Plan, then the amendments and any grants of Options pursuant to or as a result of such amendments shall be void.

         (b) TERM. The Plan shall terminate on the 10th anniversary of the Effective Date.

6.       GRANT OF OPTIONS.

         Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Committee may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Committee may determine, including any terms or conditions which may be necessary to qualify such Options as Incentive Stock Options under
Section 422 of the Code. The date on which the Committee approves the grant of an Option shall be considered the date on which such Option is granted

7.       LIMITATION ON OPTIONS RECEIVED IN CALENDAR YEAR.

         An Option (other than an Option described in exception (i) or (ii) or (iii) of Section 1) shall constitute an Incentive Stock Option to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the
Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.       OPTION AGREEMENTS.

         All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Corporation and by the Optionee, in such form or forms as the Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

9.       OPTION PRICE.

         The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Committee and stated in each Option Agreement; provided, however that the purchase price of any Option intended to be an Incentive Stock Option shall be not less than the greater of par value or 100% of the fair market value of a share of the Stock on the date the Option is granted; provided further, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10%), the Option Price of an Option which is intended to be an Incentive Stock Option shall be not less than the greater of par value or 110% of the fair market value of a share of Stock at the time such Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is quoted on a quotation system of The Nasdaq Stock Market, Inc., or is publicly traded in an established securities market, in determining the fair market value of the Stock, the Committee shall use the closing price of the Stock on such exchange or system or in such market (the highest such closing price if there is more than one such exchange or market) on the date the Option is granted or, if such date was not a trading date, on the trading date immediately preceding the date the Option is granted (or, if there is no such closing price, then the Committee shall use the mean between the highest bid and the lowest asked prices or between the high and low prices on such date). If there is no established market for the Stock, then the fair market value shall be established by the Committee in good faith.

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10.      TERM AND EXERCISE OF OPTIONS.

         (a) TERM. Each Option granted under the Plan shall terminate, and all rights to purchase shares thereunder shall cease no later than the expiration of ten years from the date such Option is granted, as may be fixed by the Committee and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10%), an Option granted to such Optionee which is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

         (b) OPTION PERIOD AND LIMITATIONS OR EXERCISE. Except as otherwise provided in an Option Agreement, each Option granted may be exercised in whole or in part at any time after the date of grant. Notwithstanding the foregoing, the Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide other time periods during which an Option may be exercised in whole or in part while such Option is outstanding. Any limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option so as to accelerate the time at which the Option may be exercised.

         (c) METHOD OF EXERCISE. An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office, addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, accompanied by payment of the Option Price except as provided in this Subsection (c). The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise; (iii) through the tender to the Corporation of Options, to the extent of the difference between the Option Price and the fair market value of the shares of Stock subject to such Option (determined in the manner described in Section 9 above) on the exercise date; or (iv) by combination of the methods described in (i), (ii), and (iii) above. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker applicable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or the taxes which the Corporation may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares; provided, however, that the Corporation shall have the right to withhold and deduct from the number of shares of Stock deliverable upon exercise of an Option, a number of shares having an aggregate fair market value (determined in the manner described in Section 9 above) equal to the amount of any taxes and other charges the Corporation or any Subsidiary is obligated to withhold or deduct from amounts payable to such individual. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in
Section 17 below, no adjustment shall be made for dividends or other rights, if any, for which the record date is prior to the date of such issuance.

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11.      TRANSFERABILITY OF OPTIONS.

         During the lifetime of an Optionee to whom an Option is granted, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of the descent and distribution.

12.      TERMINATION OF SERVICE OR EMPLOYMENT.

         Upon the termination of the employment of an Optionee with the Corporation or a Subsidiary, any Option granted pursuant to the Plan shall terminate three months after the date of such termination of employment, unless earlier terminated pursuant to Section 10(a) above, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; provided however, that if such termination is by reason of (i) the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then termination of the Option shall be governed by Section 13 hereof, or (ii) the dismissal of such Optionee for dishonesty or commission of a crime or for any reason constituting "cause" under the terms of an employment agreement, if any, between the Optionee and the Corporation or a Subsidiary, or for "cause" as otherwise determined by the Corporation in good faith, then the Option shall terminate on the effective date of such dismissal. Notwithstanding the foregoing, however, the Committee may provide, by inclusion of appropriate language in an Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 10(b) above), in the event of termination of employment of the Optionee with the Corporation or a Subsidiary, exercise an Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option as provided in
Section 10(a) above either subject to or without regard to any installment limitation or exercise imposed pursuant to Section 10(b) above. Whether a leave of absence or leave on military or government services shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment with the Corporation or a Subsidiary shall not be deemed to occur if immediately thereafter the Optionee is employed with the Corporation or any Subsidiary.

         Any option granted to a non-employee director shall terminate on the first anniversary of the effective date of termination of such person's service on the Board of Directors or such earlier time specified in an Option Agreement for such option. Notwithstanding the foregoing, any option granted to a non-employee director shall terminate one year following the date in which a non-employee director ceases to be a member of the Board of Directors by reason of death or "permanent and total disability "as defined in Section 13(b) hereof.

13.      RIGHTS IN THE EVENT OF DEATH OR DISABILITY

         (a) DEATH OF AN EMPLOYEE. If an Optionee dies while employed by the Corporation or a Subsidiary, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within one year after the date of such Optionee's death and prior to termination of the Option as provided in Section 10(a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death; provided, however, that the Committee may provide, by inclusion of appropriate language in an Option Agreement, that, in the event of the death of the Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 10(b) above), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option as provided in Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above.

         (b) DISABILITY OF AN EMPLOYEE. If an Optionee terminates employment with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the

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Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within one year after such termination of employment and prior to termination of the Option as provided in Section 10(a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment, whether or not such Option was exercisable immediately prior to such termination of employment; provided, however, that the Committee may provide, by inclusion of appropriate language in the Option Agreement, that the Optionee may (subject to the general limitations on exercise set forth in Section 10(b) above), in the event of the termination of employment of the Optionee with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option as provided in Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. Whether a termination of employment is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Committee, which determination shall be final and conclusive.

14.      USE OF PROCEEDS.

         The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

15.      REQUIREMENTS OF LAW.

         (a) VIOLATIONS OF LAW. The Corporation shall not be required to sell or issue any share of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Corporation of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933, as amended, (as now in effect with respect to the shares covered by any Option), unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Corporation has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act, and the shares of Stock to be issued upon the exercise of all or any portion of any Option granted under the Plan shall be issued on the condition that the Optionee represents that the purchase of Stock upon such exercise shall be for investment purposes and not with a view to resale, distribution, offering, transferring, mortgaging, pledging, hypothecating or otherwise disposing of any such Stock under the circumstances which would constitute a public offering or distribution under the Securities Act of 1933, as amended, or the securities laws of any state. No share of Stock shall be issued upon the exercise of any Option unless the Corporation shall have received from the Optionee a written statement satisfactory to legal counsel for the Corporation containing the above representations, stating that certificates representing such shares may bear a legend restricting their transfer and stating that the Corporation's transfer agent or agents may be given instructions to stop transfer of any certificate bearing such legend. Such representation and restrictions provided for herein shall not be required if (i) an effective registration statement for such shares under the Securities Act of 1933, as amended, and any applicable state laws has been filed with the Securities and Exchange Commission and with the appropriate agency or commission of any state whose laws apply to the transaction, or (ii) an opinion of counsel satisfactory to the Corporation has been delivered to the Corporation to the effect that registration is not required under the Securities Act of 1933, as amended, or under the applicable securities laws of any state. Any determination by the Committee regarding the foregoing shall be final, binding, and conclusive . The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation or any governmental authority.

         (b) RESTRICTION ON TRANSFER OF STOCK. Unless a registration statement under the Securities Act of 1933, as amended, is in effect, the certificate or certificates for Stock issued upon the exercise of an Option shall bear the following legend:

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                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN
                  ACQUIRED PURSUANT TO AN INVESTMENT REPRESENTATION ON THE PART OF THE HOLDER THEREOF AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, EXCEPT UPON THE ISSUANCE TO THE ISSUER OF A FAVORABLE OPINION OF ITS COUNSEL AND/OR THE SUBMISSION OF OTHER EVIDENCE SATISFACTORY TO COUNSEL TO THE ISSUER, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

16.      AMENDMENT AND TERMINATION OF THE PLAN.

         The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted. Except as permitted under Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan. In no event, however, shall any amendment result in any of the following, unless holders of at least a majority of the shares voted approve such amendment:

                           1) Increasing the number of shares available for
Options (except subject to adjustments as provided in Section 17 of the Plan);
or

                           2) Materially increasing benefits available to
participants in the Plan.

17.      EFFECT OF CHANGES IN CAPITALIZATION.

         (a) CHANGES IN STOCK. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number of kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock divided or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion in the Option outstanding but shall include a corresponding proportionate adjustment in the Option price per share.

         (b) REORGANIZATION IN WHICH THE CORPORATION IS THE SURVIVING CORPORATION. Subject to Subsection (d) hereof, if the Corporation shall be the surviving corporation in any reorganization, merger, share exchange or consolidation of the Corporation with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

         (c) REORGANIZATION IN WHICH THE CORPORATION IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK. In the event of the commencement of a tender offer (other than by the Corporation) for any shares of the Corporation or a sale or transfer, in one or a series of transactions, of assets having a fair market value of 50% or more of the fair market value of all assets of the Corporation, or a merger,

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consolidation or share exchange pursuant to which shares of the Corporation may be exchanged for or converted into cash, property or securities of another issuer, or the liquidation of the Corporation (an "Extraordinary Event"), then regardless of whether or not any Option granted pursuant to the Plan shall have vested or become fully exercisable, all Options granted pursuant to the Plan shall immediately vest and become fully exercisable for the full number of shares subject to any such Option on and at all times after the "Event Date" of the Extraordinary Event.

                  (i) The "Event Date" is the date of the commencement of the tender offer, if the Extraordinary Event is a tender offer, and in the case of any other Extraordinary Event, the day preceding the date as of which shareholders of record become entitled to the consideration payable in respect of such Extraordinary Event.

                  (ii) In the event of the exercise pursuant to this Section of any Option the Option Price for which shall not have been fixed as of the Event Date, the Option Price in respect of such Option shall be equal to the average fair market value (determined in the manner described in Section 9 above) for the 30 days preceding the announcement or other publication of the Extraordinary Event.

                  (iii) In the event that an Optionee fails to exercise his or her Option, in whole or in part, pursuant to this Section upon an Extraordinary Event, the Corporation shall take such action as may be necessary to enable each Optionee to receive upon any subsequent exercise of his or her Option, in whole or in part, in lieu of shares of the Corporation, securities or other assets as were issuable or payable upon such Extraordinary Event in respect of, or in exchange for, such shares.

         (d) ADJUSTMENTS. Adjustments under this Section 17 related to stock or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

         (e) NO LIMITATIONS ON CORPORATION. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, to effect reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or sell or transfer all or any part of its business or assets.

18.      DISCLAIMER OF RIGHTS.

         No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Corporation or any Subsidiary, or to interfere in any way with the right and authority of the Corporation or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation or any Subsidiary.

19.      NON-EXCLUSIVITY OF THE PLAN.

         Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individual or specifically to a particular individual or individual(s)) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

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

20.      WITHHOLDING.

         All awards and payments under the Plan which are made to employees of the Corporation are subject to withholding of all applicable taxes and the Corporation shall have the right to withhold from any such award under the Plan or to collect as a condition of any payment under the Plan, as applicable, any taxes required by law to be withheld. To the extent provided by the Committee, an Optionee may elect to have shares of Stock withheld upon the exercise of an Option, or to surrender to the Corporation shares of Stock already owned by the Optionee, to fulfill any tax withholding obligation.

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